UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2012

AMERICAN POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53683 (Commission File Number)	26-0693872 (IRS Employer Identification Number)

16 Market Square Center
1400 16th Street, Suite 400
Denver – CO 80202
 (Address of principal executive offices)

(720) 932-8389
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Promissory Notes

On December 11, 2012, American Power Corp. (the “Company”) entered into a Second Amended and Restated Promissory Note (the “Amended JBM Note”) in connection with that certain Amended and Restated Coal Buy and Sell Agreement (the “Coal Agreement”) dated as of March 26, 2012, by and between the Company and JBM Energy Company, LLC (“JBM Energy”).  The Amended JBM Note replaces the Amended and Restated Promissory Note with JBM Energy dated March 26, 2012 to provide that the next payment of $100,000 due to JBM Energy will now be due upon the earlier of (i) sixty (60) days following the effective date of the registration statement on Form S-1 which the Company is filing with respect to that certain Amended and Restated Standby Equity Distribution Agreement dated as of June 13, 2012 by and between the Company and YA Global Master SPV Ltd. (the “Amended SEDA”) and (ii) March 9, 2013, instead of December 9, 2012 as previously provided.

Also on December 11, 2012, the Company entered into a Second Amended and Restated Promissory Note (the “Amended Pace Note”) in connection with that certain Amended and Restated Mineral Buy and Sell Agreement (the “Mineral Agreement”) dated as of March 26, 2012, by and between the Company and Russell B. Pace, Jr. (“Pace”).  The Amended Pace Note replaces the Amended and Restated Promissory Note with Pace dated March 26, 2012 to provide that the next payment of $100,000 due to Pace will now be due upon the earlier of (i) sixty (60) days following the effective date of the registration statement on Form S-1 which the Company is filing with respect to the Amended SEDA and (ii) March 9, 2013, instead of December 9, 2012 as previously provided.  The Amended Pace Note also provides that the next payment of $200,000 due to Pace will now be due upon the earlier of (i) ninety (90) days following the effective date of the registration statement and (ii) March 9, 2013, instead of December 9, 2012 as previously provided.

Amended and Restated Escrow Agreement

On December 11, 2012, the Company entered into a Second Amended and Restated Escrow Agreement (the “Amended Escrow Agreement”) by and among the Company, JBM Energy, Pace and Realty Title Company, Inc. (as escrow agent), amending and restating the terms of that certain Amended and Restated Escrow Agreement dated as March 26, 2012, by and among the same parties.  The Amended Escrow Amendment reflects the terms of the Amended JBM Note and the Amended Pace Note.

The foregoing is a summary of the material amendments reflected in the Amended JBM Note, the Amended Pace Note and the Amended Escrow Amendment.  This summary does not purport to be a complete description of the Amended JBM Note, the Amended Pace Note or the Amended Escrow Agreement and is qualified in its entirety by reference to the text of the Amended JBM Note, the Amended Pace Note and the Amended Escrow Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description
10.1	Second Amended and Restated Promissory Note dated as of December 11, 2012 pursuant to the Coal Agreement
10.2	Second Amended and Restated Promissory Note dated as of December 11, 2012 pursuant to the Mineral Agreement
10.3	Second Amended and Restated Escrow Agreement, dated as of December 11, 2012, by and among JBM Energy Company, LLC, Russell B. Pace, Jr., the Company and Realty Title Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER CORP.,

Dated: December 19, 2012	By:	/s/ Alvaro Valencia
Alvaro Valencia President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Second Amended and Restated Promissory Note dated as of December 11, 2012 pursuant to the Coal Agreement
10.2	Second Amended and Restated Promissory Note dated as of December 11, 2012 pursuant to the Mineral Agreement
10.3	Second Amended and Restated Escrow Agreement, dated as of December 11, 2012, by and among JBM Energy Company, LLC, Russell B. Pace, Jr., the Company and Realty Title Company